SEMI-ANNUAL REPORT




                                DCM Growth Fund





                                 March 31, 2002

Dear Fellow Shareholder:

The last few months have reminded us of the importance of sticking to what we know and listening to our head, not to the herd. It is difficult to correctly guess short-term economic cycles and market psychology. That is why we do not do it. It is difficult to rely upon the opinions of analysts at brokerage firms that try to serve two masters. That is why we do not do it.

What we do is invest in stocks of financially strong, well-managed companies run by capable managements at market prices significantly below our assessment of their business value. Our discipline for investing dictates that we buy stock in those businesses that are being offered at a "sale" price and sell only at a full retail price. Typically, we find no value in buying the flavor of the month or selling based upon the mood of the day. Although we do believe it is important to be fully invested, we believe it is more profitable to be invested in good businesses whose stock we estimate can double every five to six years. Consequently, the cash balance of the fund is and has been much higher than what we normally prefer. Patience is our ally.

Although we have not found a sufficient number of attractive equity investments to fully invest the portfolio, as of the date of this report every new stock we have invested in since the beginning of 2001 has appreciated. We draw from this a number of conclusions: (1) Our discipline of searching for high quality securities at discounted values continues to work; (2) Investors that "threw the baby out with the bathwater" are out looking for the baby; (3) As market cycles have become pronounced, the need to stick with the discipline that works over the long term, and not chase short-term performance (i.e., a variation of market timing) becomes more important, and profitable. Momentum, value, growth, garp, small cap, large cap, domestic, international are all going to have their day, but the discipline to invest in good businesses at good prices will ultimately prove most rewarding.

As always, we thank you for your support.


Sincerely,



/s/ MARK DERBY                         /S/ JONATHAN DERBY
--------------                         ------------------
    Mark Derby                             Jonathan Derby


DCM GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

                                                                        MARKET
  SHARES                       SECURITY                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCK - 76.34%

                CONSUMER DISCRETIONARY - 14.43%
                MEDIA - 9.54%

   13,152       AOL Time Warner, Inc. + ........................       $ 311,045
   11,758       Clear Channel Communications, Inc. + ...........         604,479
                                                                       ---------
                                                                         915,524
                                                                       ---------
                RETAILING - 4.89%
    7,000       GAP, Inc. ......................................         105,280
    7,491       Home Depot, Inc. ...............................         384,138
                                                                       ---------
                                                                         469,418
                                                                       ---------

                FINANCIALS - 30.95%
                DIVERSIFIED FINANCIALS - 27.46%
    9,388       American Express Co. ...........................         384,532
    4,129       Bank of New York, Inc. .........................         173,501
   12,502       Citigroup, Inc. ................................         718,139
    3,869       Goldman Sachs Group, Inc. ......................         349,177
   14,287       Washington Mutual, Inc. ........................         473,328
   10,891       Wells Fargo & Co. (New) ........................         538,015
                                                                       ---------
                                                                       2,636,692
                                                                       ---------
                INSURANCE - 3.49%
    4,646       American International Group, Inc. .............         335,162
                                                                       ---------

                HEALTHCARE - 8.15%
                HEALTHCARE EQUIPMENT & Services - 3.39%
    7,199       Medtronic, Inc. ................................         325,467
                                                                       ---------


                PHARMACEUTICALS & BIOTECHNOLOGY - 4.76%
   11,500       Pfizer, Inc. ...................................         457,010
                                                                       ---------

                INDUSTRIALS - 12.02%
                CAPITAL GOODS - 3.85%
    9,861       General Electric Co ............................         369,294
                                                                       ---------

                CHEMICALS - 1.91%
    4,000       Ecolab, Inc. ...................................         182,880
                                                                       ---------

                COMMERCIAL SERVICES & SUPPLIES - 6.26%
    4,888       Automatic Data Processing, Inc. ................         284,824
    8,956       Bisys Group, Inc. + ............................         315,699
                                                                       ---------
                                                                         600,523
                                                                       ---------



                                      -2-




DCM GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

                                                                        MARKET
  SHARES                       SECURITY                                 VALUE
--------------------------------------------------------------------------------

                INFORMATION TECHNOLOGY - 10.79%
                SOFTWARE & SERVICES - 4.08%
    6,500       Microsoft Corp. + ..............................       $ 392,015
                                                                       ---------

                TECHNOLOGY HARDWARE & INSTRUMENTS - 6.71%
   16,325       Cisco Systems, Inc. + ..........................         276,382
   10,800       Flextronics International Ltd. + ...............         197,100
    5,620       Intel Corp......................................         170,904
                                                                       ---------
                                                                         644,386
                                                                       ---------
                TOTAL COMMON STOCK
                        (Cost $9,028,147)                              7,328,371
                                                                       ---------
Face Amount
                CASH AND EQUIVALENTS - 23.30%
$2,236,730      Farmer Mac, 0.000% due 4/1/02
                    (Cost $2,236,730) ..........................       2,236,730
                                                                       =========

                TOTAL INVESTMENTS
                        (Cost $11,264,877)              99.64%        $9,565,101

                Other assets less other liabilities      0.36%            34,542
                                                       -------        ----------

                TOTAL NET ASSETS                       100.00%        $9,599,643
                                                       =======        ==========



+ Non-income producing security




   The accompanying notes are an integral part of these financial statements.



DCM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)

ASSETS:
        Investments in securities, at value
        (cost $9,028,147) (Note 2) ...........................     $  7,328,371
        Short-Term Investment, at cost (Note 2) ..............        2,236,730
        Cash .................................................              263
        Received for fund shares sold ........................           15,889
        Dividends and interest receivable ....................            3,252
        Due from advisor (Note 3) ............................            5,385
        Prepaid expenses and other assets ....................           14,308
                                                                   ------------
                Total Assets .................................        9,604,198
                                                                   ------------
LIABILITIES:
        Accrued expenses and other liabilities ...............            4,555
                                                                   ------------
                Total Liabilities ............................            4,555
                                                                   ------------
                Net Assets ...................................     $  9,599,643
                                                                   ------------
NET ASSETS CONSIST OF:
        Additional paid in capital ...........................     $ 14,019,824
        Accumulated net investment loss ......................         (146,823)
        Accumulated net realized loss from
                security transactions ........................       (2,573,582)
        Net unrealized depreciation of investments ...........       (1,699,776)
                                                                   ------------
                                                                   $  9,599,643
                                                                   ============
        Net asset value and redemption price per share
        ($9,599,643/1,294,568 shares of capital
        stock outstanding) ...................................     $       7.42
                                                                   ============


   The accompanying notes are an integral part of these financial statements.


DCM GROWTH FUND
STATEMENT OF OPERATIONS
For Six Months Ended March 31, 2002 (Unaudited)


INVESTMENT INCOME:
        Dividends ..............................................    $    27,469
        Interest ...............................................         14,307
                                                                    -----------
            Total investment income ............................         41,776
                                                                    -----------

EXPENSES:
        Advisory fees (Note 3) .................................         44,955
        Administration fees ....................................         24,159
        Transfer agent fees ....................................          8,616
        Audit fees .............................................          6,878
        Legal fees .............................................          4,706
        Custody fees ...........................................          4,092
        Printing expense .......................................          3,227
        Directors' fees ........................................          2,953
        Insurance ..............................................          2,655
        Registration fees ......................................            929
        Other expenses .........................................            371
                                                                    -----------
            Total expenses .....................................        103,541
                                                                    ===========

        Less:
        Advisory fees waived (Note 3) ..........................        (36,075)
                                                                    -----------
        Net expenses ...........................................         67,466)
                                                                    -----------
        Net Investment loss ....................................        (25,690)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 4):
        Net realized loss from security transactions ...........       (752,679)
        Net change in unrealized appreciation (depreciation)
            of investments .....................................      1,891,849
                                                                    -----------
        Net realized and unrealized gain on investments ........      1,139,170
                                                                    -----------
        Net increase in net assets resulting
            from operations ....................................    $ 1,113,480
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.


DCM Growth Fund
Statements of Changes in Net Assets

                                                                        For the          For the
                                                                      Six Months          Year
                                                                        Ended             Ended
                                                                    March 31, 2002   September 30, 2001
                                                                      (Unaudited)
                                                                    ------------------------------------
FROM OPERATIONS:
Net investment loss ...............................................   $    (25,690)   $    (59,315)
Net realized loss from security transactions ......................       (752,679)     (1,462,813)
Net change in unrealized appreciation (depreciation) of investments      1,891,849      (2,545,483)
                                                                      ------------    ------------
Net increase (decrease) in net assets resulting from operations ...      1,113,480      (4,067,611)
                                                                      ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
Shares sold .......................................................      1,159,047       1,668,109
Shares redeemed ...................................................       (342,964)       (794,587)
                                                                      ------------    ------------
Net increase from capital share transactions ......................        816,083         873,522
                                                                      ------------    ------------
Net increase (decrease) in net assets .............................      1,929,563      (3,194,089)

NET ASSETS:
Beginning of Period ...............................................      7,670,080      10,864,169
End of Period* ....................................................   $  9,599,643    $  7,670,080
                                                                      ------------    ------------
* Includes accumulated net investment loss of: ....................   $   (146,823)   $   (121,133)
                                                                      ============    ============
CAPITAL SHARE TRANSACTIONS:
Shares sold .......................................................        160,954         198,931
Shares redeemed ...................................................        (45,317)       (100,112)
                                                                      ------------    ------------
                                                                           115,637          98,819
                                                                      ============    ============

   The accompanying notes are an integral part of these financial statements.


DCM Growth Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period indicated)

                                                     For the         For the       For the
                                                    six months        year           year
                                                      ended          ended          ended
                                                    March 31,     September 30,  September 30,
                                                    2002 (1)           2001         2000 (2)
                                                   --------------------------------------------

Net asset value, beginning of period ....           $  6.51          $ 10.06      $  10.00
                                                    --------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss ...................             (0.02)*          (0.10)        (0.09)
  Net realized and unrealized gain (loss)
    from investment operations ..........              0.93*           (3.45)         0.15
                                                    --------------------------------------
Total from investment operations ........              0.91            (3.55)         0.06
                                                    --------------------------------------
Net asset value, end of period ..........   $          7.42  $          6.51  $      10.06
                                                    ======================================
Total return (3) ........................             13.98%          (35.29)%        0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s) ........      $      9,600    $       7,670      $ 10,864

Ratio of expenses to average net
  assets, before reimbursement ..........              2.30% (4)        2.22%         2.61% (4)
Ratio of net expenses to average net
  assets, after reimbursement ...........              1.50% (4)        1.48%         1.50% (4)
Ratio of net investment loss to average
  net assets, before reimbursement ......             (1.37)%(4)       (1.36)%       (1.95)%(4)
Ratio of net investment loss to average
  net assets, after reimbursement .......             (0.57)%(4)       (0.62)%       (0.83)%(4)

Portfolio turnover rate .................             14.92%           40.14%        62.69%


(1)  Unaudited.
(2) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(3) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.

* Per share amounts calculated using the average share method, which more appropriately presents the per share data for the period.


   The accompanying notes are an integral part of these financial statements.

DCM Growth Fund
Notes to Financial Statements (Unaudited)
March 31, 2002


NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust") a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
     C. FEDERAL INCOME TAXES - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
     E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

DCM Growth Fund
Notes to Financial Statements (Unaudited)(Continued)
March 31, 2002



NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered in an investment advisory agreement (the "Agreement") with Derby Capital Management (the "Adviser"). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding brokerage commissions, interest, taxes and extraordinary expenses) of the Fund's average daily net assets. For the six months ended March 31, 2002, the Adviser waived fees amounting to $36,075, pursuant to the undertaking.

The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements with Orbitex Fund Services, Inc., formerly known as American Data Services, Inc. (the "Administrator"). Pursuant to the agreements, the Administrator serves as administrator, transfer agent and dividend disbursing and fund accounting agent to the Fund. For its services as Administrator, the Fund pays an annual fee, paid monthly, based on a percentage of the Fund's average daily net assets, subject to certain minimum.

The Trust has entered into a distribution agreement with Amerimutual Fund Distributors, Inc. (the "Distributor"). Pursuant to the distribution agreement, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund's average daily net assets. During the six months ended March 31, 2002, the distribution agreement was not in effect, hence the Fund did not accrue any fees.


NOTE 4.  INVESTMENT TRANSACTIONS

During the six months ended March 31, 2002, purchases and sales of investment securities, excluding short-term securities, aggregated $1,080,864 and $2,827,174, respectively.

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

    Gross unrealized appeciation         $      480,550
    Gross unrealized depreciation        $   (2,180,326)
    Net unrealized depreication          $   (1,669,776)

DCM GROWTH FUND

DIRECTORS
Stuart N. Cole
Stephen Dephoure
Jonathan J. Derby
Mark A. Derby

INVESTMENT ADVISER
Derby Capital Management, Inc.
7 Wells Avenue
Newton, MA 02459

ADMINISTRATOR
Orbitex Fund Services, Inc.
150 Motor Parkway
Hauppauge, NY 11788

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinatti, OH 45201

LEGAL COUNSEL
Choate, Hall & Stewart
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Wolf & Company, P.C.
One International Place
Boston, MA 02110


DCM Growth Fund
c/o Orbitex Fund Services, Inc.
Omaha, NE 68154-1952
www.dcmfunds.com

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